EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Edwin C. Quattlebaum, Ph.D., Chief Executive Officer, President and Co-Chairman of the Board of Directors of MetaMorphix, Inc. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the quarterly report on Form 10-QSB/A (Amendment No. 1) for the period ended June 30, 2006 of the Registrant (the "Report"):

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                 By: /s/ EDWIN C. QUATTLEBAUM
              ------------------------------------------------------------------
                                  Edwin C. Quattlebaum, Ph.D.
              CHIEF EXECUTIVE OFFICER, PRESIDENT AND CO-CHAIRMAN OF THE BOARD OF
                                         DIRECTORS OF
                                       METAMORPHIX, INC.

Date:  December 15, 2006